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 W/383321v6



                              [EXECUTION COUNTERPART]
                    AMENDMENT NO. 4 TO STOCKHOLDERS AGREEMENT

         THIS AMENDMENT NO. 4 TO STOCKHOLDERS AGREEMENT (this "Amendment"), dated as of September 2, 1999, is made by and among Regency Realty Corporation, a Florida corporation (the "Company"), Security Capital U.S. Realty, a
Luxembourg corporation, and Security Capital Holdings S.A., a Luxembourg corporation (together with Security Capital U.S. Realty and others specified in the Stockholders Agreement, "Investor").

                                   Background:

         WHEREAS, the Company, Investor and The Regency Group, Inc. entered into a Stockholders Agreement, dated as of July 10, 1996, as amended by Amendment No.1 to Stockholders Agreement dated as of February 10, 1997 ("Amendment No.1"), Amendment No. 2 to Stockholders Agreement dated as of December 4, 1997 ("Amendment No. 2"), and Amendment No. 3 to Stockholders Agreement dated as of September 23, 1998 ("Amendment No. 3") (as so amended, the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement in the manner set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Additional Section 1.28a. The Agreement is hereby amended by adding a new Section 1.28a following Section 1.28, as follows:

         Section 1.28a. "Operating Partnership" shall mean Regency Centers, L.P. (formerly known as Regency Retail Partnership, L.P.), a Delaware limited partnership.

         2. Additional Section 1.28b. The Agreement is hereby amended by adding a new Section 1.28b following Section 1.28a, as follows:

                  "Operating Partnership Units" shall mean any class of limited partnership units representing partnership or other equity interests in the Operating Partnership.

         3. Participation Rights. Section 4.2 of the Agreement is hereby restated in its entirety as follows:

                           Section 4.2 Participation Rights. (a) Right to Participate. From and after the date hereof until the 15% Termination Date, if any, Investor shall be entitled to a participation right to purchase or subscribe for up to that number of additional shares of capital stock (including as "capital stock" for purposes of this Section 4.2, any stock, unit, partnership unit or participation, or other equity security, and including any security, option, warrant, call, commitment, subscription, right to purchase or other agreement of any character that is convertible into or exchangeable or redeemable for shares of capital stock or other similar equity interests of the Company or any Subsidiary or the Operating Partnership (and all references in this Section 4.2 to capital stock shall, as appropriate, be deemed to be references to any such securities), and also including additional shares of capital stock to be issued pursuant to the conversion, exchange or redemption of any security, option, warrant, call, commitment, subscription, right to purchase or other agreement of any character that is convertible into or exchangeable or redeemable for shares of capital stock, as if the price at which such additional shares of capital stock is issued pursuant to any such conversion, exchange or redemption were the market price on the date of such issuance) to be issued or sold by the Company or the Operating Partnership which represents the same proportion of the total number of shares of capital stock to be issued or sold by the Company or the Operating Partnership (including the shares of capital stock to be issued to Investor upon exercise of its participation rights hereunder; it being understood and agreed that the Company or the Operating Partnership will accordingly be required to either increase the number of shares of capital stock to be issued or sold so that Investor may purchase additional shares to maintain its proportionate interest, or to reduce the number of shares of capital stock to be issued or sold to Persons other than Investor) as is represented by the number of shares of Company Common Stock owned by Investor prior to such sale or issuance relative to the number of shares of Company Common Stock outstanding prior to such sale or issuance (but in no event more than 49% of the total number of shares of capital stock to be issued or sold by the Company at all subsequent offerings); provided, however, that in lieu of any participation right of Investor under the provisions of this Section 4.2 which arises in connection with the issuance of any capital stock of the Operating Partnership, Investor shall have the right to acquire equivalent shares of capital stock of the Company (it being understood and agreed that the Company will accordingly be required to issue such shares of capital stock to Investor); provided, further, that the provisions of this Section 4.2 shall not apply to (i) the issuance or sale by the Company or the Operating Partnership of any of its capital stock issued to the Company or any of its Subsidiaries or pursuant to options, rights or warrants or other commitments or securities in effect or outstanding on the date of the Stock Purchase Agreement, or (ii) the issuance of capital stock pursuant to the conversion, exchange or redemption of any other capital stock, and with respect to the original issuance of which other capital stock Investor had and fully exercised participation rights pursuant to this
                  Section 4.2, but shall, without limitation, apply to the issuance by the Company of any of its capital stock pursuant to benefit, option, stock purchase, or other similar plans or arrangements, including pursuant to or upon the exercise of options, rights, warrants, or other securities or agreements (including those issued pursuant to the Company's benefit plans), as if the price at which such capital stock is issued were the market price on the date of such issuance.

                           (b) Notice. In the event the Company or the Operating
                  Partnership proposes to issue or sell any shares of capital stock in a transaction giving rise to the participation rights provided for in this Section, the Company shall send a written notice (the "Participation Notice") to Investor setting forth the number of shares of such capital stock of the Company or the Operating Partnership that the Company or the Operating Partnership proposes to sell or issue, the price (before any commission or discount) at which such shares are proposed to be issued (or, in the case of an underwritten or privately placed offering in which the price is not known at the time the Participation Notice is given, the method of determining such price and an estimate thereof), and all other relevant information as to such proposed transaction as may be necessary for Investor to determine whether or not to exercise the rights granted in this Section. At any time within 20 days after its receipt of the Participation Notice, Investor may exercise its participation rights to purchase or subscribe for shares of such shares of capital stock, as provided for in this Section, by so informing the Company in writing (an "Exercise Notice"). Each Exercise Notice shall state the percentage of the proposed sale or issuance that the Investor elects to purchase. Each Exercise Notice shall be irrevocable, subject to the conditions to the closing of the transaction giving rise to the participation right provided for in this Section.

                           (c) Abandonment of Sale or Issuance. The Company or the Operating Partnership, as the case may be, shall have the right, in its sole discretion, at all times prior to consummation of any proposed sale or issuance giving rise to the participation right granted by this Section, to abandon, rescind, annul, withdraw or otherwise terminate such sale or issuance, whereupon all participation rights in respect of such proposed sale or issuance pursuant to this Section shall become null and void, and neither the Company nor the Operating Partnership shall have no any liability or obligation to Investor or any Affiliate thereof who has acquired shares of Company Stock pursuant to the Stock
                  Purchase Agreement or from Investor with respect thereto by virtue of such abandonment, rescission, annulment, withdrawal or termination.

                           (d) Terms of Sale.  The purchase or  subscription  by
                  Investor or an Affiliate thereof, as the case may be, pursuant to this Section shall be on the same price and other terms and conditions, including the date of sale or issuance, as are applicable to the purchasers or subscribers of the additional shares of capital stock of the Company or the Operating Partnership whose purchases or subscriptions give rise to the participation rights, which price and other terms and conditions shall be substantially as stated in the relevant Participation Notice (which standard shall be satisfied if the price, in the case of a negotiated transaction, is not greater than 110% of the estimated price set forth in the relevant Participation Notice or, in the case of an underwritten or privately placed offering, is not greater than the greater of
                  (i) 110% of the estimated price set forth in the relevant Participation Notice, and (ii) the most recent closing price on or prior to the date of the pricing of the offering); provided, however, that in the event the consideration to be received by the Company or the Operating Partnership in connection with the issuance of shares of capital stock giving rise to participation rights hereunder is other than cash or cash equivalents, the price per share at which the participation rights may be exercised shall be the price per share set forth in the Participation Notice or determined in the manner set forth in the Participation Notice (which shall in either event be the price as set forth in the agreement pursuant to which such shares are to be issued, provided that the consideration to be received therefor is valued based upon the fair market value thereof, as determined in good faith by the Company's independent directors, after consultation with appropriate financial and legal advisors, or the price determined in accordance with paragraph (a) of this Section 4.2); provided, further, however, that in the event the consideration to be received by the Company or the Operating Partnership in connection with the issuance of shares of capital stock giving rise to participation rights hereunder is other than cash or cash equivalents, and the fair market value of the consideration to be received is not determinable, the price per share at which the participation rights may be exercised shall, (i) in the event that shares of capital stock with an established trading market are being issued or sold, be the average ten-day trailing market price of such shares as of the date of receipt of the Participation Notice, and (ii) in the event any other shares of capital stock are being issued or sold, be determined by reference to the amount set forth above, adjusted as may be appropriate to reflect the relationship between those shares of capital stock with an established trading market and those shares of capital stock to be issued in the relevant transaction; provided, however, that if the consideration otherwise covered by the second proviso of this Section 4.2(d) is received in connection with a merger or consolidation by the Company or the Operating Partnership, the price per share at which the participation rights may be exercised shall be the market value per share of Company Common Stock or Operating Partnership Units, as the case may be, issued in respect of such merger or consolidation as of the date of the merger or consolidation agreement; and provided, finally, that in the event the purchases or subscriptions giving rise to the participation rights are effected by an offering of securities registered under the 1933 Act and in which offering it is not legally permissible for the securities to be purchased by Investor to be included, such securities to be purchased by Investor will be purchased in a concurrent private placement.

                           (e) Timing of Sale. If, with respect to any Participation Notice, Investor fails to deliver an Exercise Notice within the requisite time period, the Company or the Operating Partnership, as the case may be, shall have 120 days after the expiration of the time in which the Exercise Notice is required to be delivered in which to sell not more than 110% of the number of shares of capital stock of the Company or the Operating Partnership, as the case may be, described in the Participation Notice (plus, in the event such shares are to be sold in an underwritten public offering, an additional number of shares of capital stock of the Company or the Operating Partnership, as the case may be, not in excess of 15% of 110% of the number of shares of capital stock of the Company or the Operating Partnership, as the case may be, described in the Participation Notice, in respect of any underwriters overallotment option) and not less than 90% of the number of shares of capital stock of the Company or the Operating Partnership, as the case may be, described in the Participation Notice on terms not more favorable to the purchaser than were set forth in the Participation Notice. If, at the end of 120 days following the expiration of the time in which the Exercise Notice is required to be delivered, the Company or the Operating Partnership, as the case may be, has not completed the sale or issuance of capital stock of the Company or the Operating Partnership, as the case may be, in accordance with the terms described in the Participation Notice (or at a price which is at least 90% of the estimated price set forth in the Participation Notice), or in the event of any contemplated sale or issuance within such 120-day period but outside such price parameters, the Company or the Operating Partnership, as the case may be, shall again be obligated to comply with the provisions of this Section with respect to, and provide the opportunity to participate in, any proposed sale or issuance of shares of capital stock of the
                  Company or the Operating Partnership, as the case may be; provided, however, that notwithstanding the foregoing, if the price at which such capital stock is to be sold in an underwritten offering (or a privately placed offering in which the price is not less than 97% of the most recent closing price at the time of the pricing of the offering) is not at least 90% of the estimated price set forth in the Participation Notice, the Company or the Operating Partnership, as the case may be, may inform Investor of such fact and Investor shall be entitled to elect, by written notice delivered within two Business Days following such notice from the Company, to participate in such offering in accordance with the provisions of this Section 4.2.

         4. Standstill Period; Ownership Limit. Section 5.2(a)(iii) of the Agreement is hereby restated in its entirety as follows:

                  (iii) purchase or otherwise acquire shares of Company Common Stock (or options, rights or warrants or other commitments to purchase and securities convertible into (or exchangeable or redeemable for) shares of Company Common Stock) as a result of which, after giving effect to such pur chase or acquisition, Investor will own more than 60% of the outstanding shares of Company Common Stock, on a fully diluted basis;

         5. Exception to Special Shareholder Limit; Application of Section 5.1(r) of Company Charter. Pursuant to and in accordance with the provisions of
Section 5.11 of the Company Charter, the Board of Directors of the Company shall duly approve, and the Company shall otherwise take all other action necessary pursuant to Section 5.11 of the Company Charter and otherwise by no later than Monday, September 13, 1999, to irrevocably and permanently grant, an exception to the Special Shareholder Limit such that, from and after the date hereof,
Section 5.1(r) of the Company Charter (setting forth the definition of "Special Shareholder Limit") shall apply to the Special Shareholder (as defined in the Company Charter) in all respects and for all purposes as if the first sentence of Section 5.1(r) did not contain the proviso "provided, however, that if at any time after the effective date of this Amendment a Special Shareholder's ownership of Common Stock, on a fully diluted basis, of the Corporation shall have been below 45% for a continuous period of 180 days, then the definition of `Special Shareholder Limit' shall mean 49% of the outstanding shares of Common Stock, on a fully diluted basis, of the Corporation". At the request of Investor, the Board of Directors will authorize and recommend for approval (and shall not thereafter withdraw or modify such recommendation) by the shareholders of the Company at the next annual or special meeting of the Company's shareholders following the date of such request an amendment to the Company's Charter in a form reasonably approved by Investor to amend Section 5.1(r) of the Company Charter so as to eliminate the foregoing proviso, and to replace it with the phrase "or such other percentage of the outstanding shares of Common Stock as the Board of Directors may from time to time determine".

         6. No Effect on Consistent Terms. All terms of the Agreement not inconsistent with this Amendment shall remain in place and in full force and effect and shall be unaffected by this Amendment, and shall continue to apply
(i) to the Agreement as amended hereby and (ii) to this Amendment. From and after the date hereof, each reference to the Agreement in any other instrument or document shall be deemed a reference to the Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and as amended hereby, unless the context otherwise requires.

         7. Headings. The headings contained in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

         8. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

         IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the parties hereto as of the day first above written.

                                               REGENCY REALTY CORPORATION



                                       By:
                                      Name:
                                     Title:


                                                SECURITY CAPITAL HOLDINGS S.A.



                                       By:
                                      Name:
                                     Title:


                                                SECURITY CAPITAL U.S. REALTY



                                       By:
                                      Name:
                                     Title: